November 10, 2009

Office of Filings, Information & Consumer Services Securities and Exchange Commission 100 F Street, NE Washington, D.C. 20549

RE:		Investment Company Act
	Fund Name	of 1940 File No.
	Eaton Vance Insured California Municipal Bond Fund	811-21147
	Eaton Vance Insured California Municipal Bond Fund II	811-21217
	Eaton Vance Insured Massachusetts Municipal Bond Fund	811-21225
	Eaton Vance Insured Michigan Municipal Bond Fund	811-21224
	Eaton Vance Insured Municipal Bond Fund	811-21142
	Eaton Vance Insured Municipal Bond Fund II	811-21219
	Eaton Vance Insured New Jersey Municipal Bond Fund	811-21229
	Eaton Vance Insured New York Municipal Bond Fund	811-21148
	Eaton Vance Insured New York Municipal Bond Fund II	811-21218
	Eaton Vance Insured Ohio Municipal Bond Fund	811-21226
	Eaton Vance Insured Pennsylvania Municipal Bond Fund	811-21227
(each a “Registrant”)

Ladies and Gentlemen:

     On behalf of the above-referenced Registrants, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and forms of Proxy (“proxy materials”) for each Registrant regarding a joint Special Meeting of Shareholders to be held on Friday, January 29, 2010.

     The shareholders are being asked to consider the following proposal:

1.	To consider and act upon a proposal to modify each Fund’s investment policy to eliminate the requirement that the Fund invest at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.

     The record date for shareholders entitled to receive the proxy materials is November 18, 2009, and the definitive proxy materials will be mailed to such shareholders on or about November 30, 2009.

     If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-8064.

Very truly yours, /s/ Velvet R. Regan Velvet R. Regan, Esq. Vice President